Exhibit 10.4

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT. PURSUANT TO TREASURY REGULATION §1.1275-3(b)(1), A REPRESENTATIVE OF THE BORROWER HEREOF WILL, BEGINNING TEN DAYS AFTER THE ISSUE DATE OF THIS NOTE, PROMPTLY MAKE AVAILABLE TO THE HOLDER UPON REQUEST THE INFORMATION DESCRIBED IN TREASURY REGULATION §1.1275-3(b)(1)(i).

THIS NOTE AMENDS, RESTATES AND REPLACES THAT CERTAIN SENIOR SECURED CONVERTIBLE PROMISSORY NOTE DATED SEPTEMBER 25, 2009, IN THE PRINCIPAL AMOUNT OF $1,100,000, EXECUTED BY NET TALK.COM, INC. AND IS AN EXTENSION, CONTINUATION AND RENEWAL OF THE INDEBTEDNESS REPRESENTED BY SUCH NOTE.  THE INDEBTEDNESS EVIDENCED BY SUCH NOTE HAS NOT BEEN PAID OR EXTINGUISHED BY THIS NOTE, AND THIS NOTE DOES NOT CONSTITUTE A NOVATION OF SUCH INDEBTEDNESS OR NOTE.

12% SENIOR SECURED CONVERTIBLE DEBENTURE
DUE September 25, 2011

No.: CD-09-03

Original Issue Date: September 25, 2009 (as amended and restated February 24, 2010)

Original Conversion Price (subject to adjustment herein): $0.25

Principal Amount: $1,265,607

THIS 12% SENIOR SECURED CONVERTIBLE DEBENTURE is one of a series of duly authorized and validly issued debentures of Net Talk.com, Inc., a Florida corporation, having its principal place of business at 1100 NW 163 Drive, Miami, Florida 33169 (the “Company”), designated as its 12% Senior Secured Convertible Debenture, due September 25, 2011 (this debenture, the “Debenture” and collectively with the other such series of debentures, the “Debentures”).

FOR VALUE RECEIVED, the Company promises to pay to Vicis Capital Master Fund, or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $1,265,607, by September 25, 2011, or such earlier date as this Debenture is required or permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture in accordance with the provisions hereof. This Debenture is subject to the following additional provisions:

Section 1.          Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement (as defined below) and (b) the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 5(e).

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Base Conversion Price” shall have the meaning set forth in Section 5(b).

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 45% of the voting securities of the Company (other than by means of conversion or exercise of the Debentures and the Securities issued together with the Debentures), or (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 55% of the aggregate voting power of the Company or the successor entity of such transaction, or (iii) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 55% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a two year period of more than one-half of the members of the Company’s board of directors (except as such replacement may be required pursuant to the rules and regulations of a Trading Market) which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above.

“Common Stock” means the common stock, par value $.001 per share, of the Company and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Debenture in accordance with the terms hereof.

“Debenture Register” shall have the meaning set forth in Section 2(b).

“Dilutive Issuance” shall have the meaning set forth in Section 5(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 5(b).

“Event of Default” shall have the meaning set forth in Section 8.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of the following:  (1) shares of Common Stock issued upon conversion or exercise of any Options or Convertible Securities that are outstanding on the day immediately preceding the Initial Closing Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Closing Date to lower the conversion or exercise price thereof and so long as the number of shares of Common Stock underlying such securities is not otherwise increased; (2) Up to 10,000,000 shares of Common Stock in the aggregate that are issued under the Company’s stock option plan (the “SOP”) pursuant to the terms of the SOP in effect on the day immediately preceding the Initial Closing Date; (3) securities issued pursuant to acquisitions or strategic transactions approved by a majority directors of the Company not interested in the transaction, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds; provided that, an issuance of securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities shall not be an Exempt Issuance; and (4) shares of Common Stock issued in a best efforts underwritten public offering in which the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $30,000,000.

“February Purchase Agreement” means that certain Securities Purchase Agreement dated February 24, 2010 between the Company and the original Holder.

“Fundamental Transaction” shall have the meaning set forth in Section 5(e).

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Late Fees” shall have the meaning set forth in Section 2(c).

“Mandatory Default Amount” means the sum of (i) the greater of (A) 110% of the outstanding principal amount of this Debenture, plus all accrued and unpaid interest hereon, or (B) the outstanding principal amount of this Debenture, plus all accrued and unpaid interest hereon, divided by the Conversion Price on the date the Mandatory Default Amount is either (a) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (b) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of this Debenture.

“New York Courts” shall have the meaning set forth in Section 9(d).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Optional Redemption” shall have the meaning set forth in Section 6.

“Optional Redemption Amount” means the sum of (i) 100% of the principal amount of the Debenture then outstanding, (ii) accrued but unpaid interest and (iii) all liquidated damages and other amounts due in respect of the Debenture.

“Optional Redemption Date” shall have the meaning set forth in Section 6.

“Optional Redemption Notice” shall have the meaning set forth in Section 6.

“Optional Redemption Notice Date” shall have the meaning set forth in Section 6.

“Original Issue Date” means the date of the first issuance of the Debentures, regardless of any transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debentures.

“Permitted Indebtedness” means the Permitted Indebtedness as defined by the February Purchase Agreement.

“Permitted Lien” means the a Permitted Lien as defined by the February Purchase Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the Securities Purchase Agreement among the Company and the original Holders, dated as of September 25, 2009, as amended by that certain Securities Purchase Agreement dated February 24, 2010 and as each is amended, modified or supplemented from time to time in accordance with their terms.

“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement among the Company and the Holder, dated February 24, 2010 as amended, modified or supplemented from time to time in accordance with its terms.

“Registration Statement” means a registration statement that registers the resale of all Conversion Shares of the Holder, who shall be named as a “selling stockholder” therein, and meets the requirements of the Registration Rights Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(d).

“Subsidiary” shall have the meaning set forth in the Purchase Agreement.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq National Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“VWAP” means, for any date. the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

Section 2.          Interest.

a)        Payment of Interest in Cash or Kind. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 12% per annum, payable on each Conversion Date (as to that principal amount then being converted), on each Optional Redemption Date (as to that principal amount then being redeemed) and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash.

b)                Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company actually delivers the Conversion Shares within the time period required by Section 4(d)(ii); if the Company fails to deliver shares within the time period required by Section 4(d)(ii), interest shall cease to accrue upon the actual delivery of the Conversion Shares. Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of this Debenture (the “Debenture Register”).

c)                Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall be subject to a late fee at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law (“Late Fees”) which shall accrue daily from the date such interest is due hereunder through and including the date of payment in full.

d)                Prepayment. Upon fifteen (15) days prior written notice to the Holder, the Company shall have the privilege and option to prepay the then outstanding principal amount of this Debenture in full, and not in part, at any time prior to the Maturity Date, upon payment of 110% of the then outstanding principal amount, plus all accrued and unpaid interest hereon, plus all other amounts, costs, expenses and liquidated damages due in respect of this Debenture. In the event of any prepayment, the Holder shall be permitted to convert all or a portion of this Note until the prepayment date specified in the notice.  Except as otherwise set forth in the preceding sentence, the Company may not prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder.

Section 3.          Registration of Transfers and Exchanges.

a)                Different Denominations. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b)                Investment Representations. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c)                Reliance on Debenture Register. Prior to due presentment for transfer to the Company of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.        Conversion.

a)                Voluntary Conversion. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(c) hereof). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of this Debenture to be converted and the date on which such conversion shall be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire principal amount of this Debenture plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within 1 Business Day of delivery of such Notice of Conversion. The Holder, and any assignee by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

b)                Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $0.25 (subject to adjustment herein) (the “Conversion Price”).

c)                Conversion Limitations.

i.                Holder’s Restriction on Conversion. At any time after the Company has had a registration statement filed pursuant to the Securities Act or the Exchange Act declared effective, the Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Debentures or the Warrants) beneficially owned by such Holder or any of its Affiliates.

Except as set forth in the preceding sentence, for purposes of this Section 4(c)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(c)(i) applies, the determination of whether this Debenture is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether this Debenture may be converted (in relation to other securities owned by such Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(c)(i), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Company’s most recent Form 10-Q or Form 10-K, as the case may be; (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder. The Beneficial Ownership Limitation provisions of this Section 4(c)(i) may be waived by such Holder, at the election of such Holder, upon not less than sixty-one (61) days’ prior notice to the Company, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Debenture held by the Holder and the provisions of this Section 4(c)(ii) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may be further waived by such Holder, at the election of such Holder, upon not less than sixty-one (61) days' prior notice to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(c)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

d)                Mechanics of Conversion.

i.                Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price.

ii.       Delivery of Certificate Upon Conversion. Not later than 3 Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Conversion Shares which, on or after the effective date of the Registration Statement, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Debenture and (B) a bank check in the amount of accrued and unpaid interest. On or after the effective date of the Registration Statement, the Company shall use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section 4 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

iii.      Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Debenture delivered to the Company and the Holder shall promptly return the Common Stock certificates representing the principal amount of this Debenture tendered for conversion to the Company.

iv.       Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Debenture shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Debenture, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. hi the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 4(d)(ii) by the fifth Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the tenth Trading Day after such liquidated damages begin to accrue) for each Trading Day after the second Trading Day following the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

v.        Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Debentures), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Debenture and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Registration Statement.

vi.       Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, 1 whole share of Common Stock.

vii.      Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Debenture so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5.          Certain Adjustments.

a)                 Stock Dividends and Stock Splits. If the Company, at any time while this Debenture is outstanding: (A) subdivides outstanding shares of Common Stock into a larger number of shares; (B) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (C) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)                 Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Debenture is outstanding, sells or grants any option to purchase or sells or grants any right to reprice its securities, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 5(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

c)                 Subsequent Rights Offerings. If the Company, at any time while the Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

d)                 Pro Rata Distributions. If the Company, at any time while this Debenture is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 5(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to 1 outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to 1 share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)                 Fundamental Transaction. If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of 1 share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of 1 share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder’s right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 5(e) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(f)                Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

(g)                Notice to the Holder.

                   Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

i. Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holder at its last address as it shall appear upon the Debenture Register, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the twenty (20) day period commencing on the date of such notice through the effective date of the event triggering such notice.

Section 6.          Optional Redemption at Election of Holder; Forced Conversion.

(a)                Optional Redemption at Election of Holder. Subject to the provisions of this Section 6, upon a Change of Control Transaction and at any time on or before the 90th calendar day following the consummation of such Change of Control Transaction, the Holder may deliver a notice to the Company (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its election to require the Company to redeem all or a portion of the then outstanding Debentures for an amount in cash equal to the Optional Redemption Amount on the 5th Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date” and such redemption, the “Optional Redemption”). The Optional Redemption Amount is due in full on the Optional Redemption Date. The Holder may rescind the Optional Redemption Notice at any time until the later of (i) the Optional Redemption Date or (ii) the date on which the Optional Redemption Amount is actually paid in full. The Holder may elect to convert the outstanding principal amount of the Debenture pursuant to Section 4 prior to actual payment in cash for any redemption under this Section 6 by the delivery of a Notice of Conversion to the Company. The Company covenants and agrees that it will honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full. If any portion of the cash payment for an Optional Redemption shall not be paid by the Company by the respective due date, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the payment of the Optional Redemption Amount plus all amounts owing thereon is paid in full.

Section 7.          Negative Covenants. As long as any portion of this Debenture remains outstanding, unless Purchasers holding in the aggregate at least 66% of the principal amount of the then outstanding Debentures shall otherwise consent in writing, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

a)                 other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b)                 other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)                 amend its charter documents, including without limitation, the certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

d)                 repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (a) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (b) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Debenture;

e)                 none of the officers, directors or other Affiliates of the Company shall enter into any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including entering into any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or other Affiliates or any entity in which any officer, director, or other Affiliates has a substantial interest or is an officer, director, trustee or partner;

f)                  on an annualized basis, none of the officers of the Company or a Subsidiary shall receive an increase in salary or bonus in excess of 15% of the prior year’s salary or bonus, as applicable; provided that the foregoing restriction shall not apply to the extent inconsistent with that certain employment agreement between the Company and Mr. Anastasios Kyriakides as in effect as of the  Initial Closing Date;

g)                 enter into any agreement with respect to any of the foregoing; or

h)                 pay cash dividends or distributions on any equity securities of the Company.

Section 8.          Events of Default.

a)                 “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.        any default in the payment of (A) the principal amount of any Debenture or (B) interest, liquidated damages and other amounts owing to a Holder on any Debenture, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within five (5) Trading Days;

ii.       the Company shall fail to observe or perform any other covenant or agreement contained in the Debentures which failure is not cured, if possible to cure, within the earlier to occur of (A) Fifteen (15) Trading Days after notice of such failure sent by the Holder or by any other Holder and (B) 30 Trading Days after the Company has become or should have become aware of such failure;

iii.      a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (vi) below);

iv.       any representation or warranty made in this Debenture, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v.        the Company or any Significant Subsidiary shall be subject to a Bankruptcy Event;

vi.       the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $250,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii.      the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market (as defined above) and shall not be eligible to resume listing or quotation for trading thereon within ten (10) Trading Days;

viii.     the Company shall fail for any reason to deliver certificates to a Holder prior to the tenth (10th) Trading Day after a Conversion Date pursuant to Section 4(d) Of the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of any Debentures in accordance with the terms hereof; or

ix.       any monetary judgment, writ or similar final process shall be entered or filed against the Company, any Subsidiary or any of their respective property or other assets for more than $150,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of forty five (45) calendar days.

b)                 Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Debenture, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount. Commencing five (5) days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, the interest rate on this Debenture shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Debenture to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Debenture until such time, if any, as the Holder receives full payment pursuant to this Section 8(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 9.          Miscellaneous.

a)                 Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number Or address of such Holder appearing on the books of the Company, or if no such facsimile number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 prior to 5:30 p.m. (New York City time), (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 9 between 5:30 p.m. (New York City time) and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)                 Absolute Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein.

c)                 Lost or Mutilated Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, reasonably satisfactory to the Company.

d)                 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)                 Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver by the Company or the Holder must be in writing.

f)                 Severability. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g)                 Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)                 Headings. The headings contained herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

i)                 Assumption. Any successor to the Company Of any surviving entity in a Fundamental Transaction shall (i) assume, prior to such Fundamental Transaction, all of the obligations of the Company under this Debenture and the other Transaction Documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) and (ii) issue to the Holder a new debenture of such successor entity evidenced by a written instrument substantially similar in form and substance to this Debenture, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of this Debenture and having similar ranking to this Debenture, which shall be satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed). The provisions of this Section 9(i) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Debenture.

j)                 Secured Obligation. The obligations of the Company under this Debenture are secured by all assets of the Company pursuant to the Amended and Restated Security Agreement, dated as of February 24, 2010, between the Company, the Subsidiaries of the Company and the Secured Parties (as defined therein), as amended.

*********************

IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

NET TALK.COM, INC.

By:	/s/ Anastasios Kyriakides
Name: Anastasios Kyriakides
Title: CEO and President

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 12% Senior Secured Convertible Debenture of NET TALK.COM, INC., a Florida corporation (the “Company”), due on September 25, 2011 (No. CD-09-03), into shares of common stock, par value $.001 per share (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Debenture to be Converted:

Payment of Interest in Common Stock yes no

If yes, $ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Address:

Schedule 1

CONVERSION SCHEDULE

The 12% Senior Secured Convertible Debentures due on September 25, 2011, in the aggregate principal amount of $1,265,607 issued by Net Talk.com, Inc. (No. CD-09-03). This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

22